UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 20, 2007



                                 Intermec, Inc.
             (Exact name of registrant as specified in its charter)




          Delaware                     001-13279              95-4647021
(State or other jurisdiction   (Commission file number)    (I.R.S. Employer
      of incorporation)                                 Identification Number)

          6001 36th Avenue West
          Everett, Washington
           www.intermec.com                                       98203-1264
 (Address of principal executive offices and internet site)       (Zip Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On February 20, 2007, Intermec, Inc. issued a press release announcing our preliminary financial results for the fourth quarter and fiscal year ended December 31, 2006. A copy of the press release was furnished as Exhibit 99.1 to the Current Report and is incorporated herein by reference.

On February 20, 2007, Intermec, Inc. issued a corrected press release, providing corrected basic and diluted earnings (loss) per share from continuing operations and from discontinued operations for the fourth quarter ended December 31, 2006. Net basic earnings per share and net diluted earnings per share for the period are unchanged. A copy of the press release is furnished as Exhibit 99.2 to this amended Current Report and is incorporated herein by reference.



Item 7.01 Regulation FD Disclosure

In the press release issued on February 20, 2007, incorporated by reference into this amended Current Report as Exhibit 99.1, we announced our outlook for the first quarter of 2007 with respect to our anticipated range of revenues and our anticipated range of diluted earnings per share from continuing operations.

Item 9.01         Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number            Description

99.1 Press  release   issued  by  Intermec,   Inc.   dated   February  20,  2007
     (incorporated herein by reference to Current Report on Form 8-K dated February 20, 2007).

99.2 Press release issued by Intermec, Inc. dated February 20, 2007 (as corrected).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     Intermec, Inc.
                                     (Registrant)



Date: February 20, 2007


                                     By: /s/ Lanny H. Michael
                                     ------------------------------
                                     Lanny H. Michael
                                     Senior Vice President and
                                     Chief Financial Officer